Exhibit 10.2

Execution Copy

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 22nd day of August, 2022, is by and among PLAINS MARKETING, L.P., a Texas limited partnership (the “Company”), PLAINS MIDSTREAM CANADA ULC, a British Columbia unlimited liability company (“PMCULC”, and, together with the Company, the “Borrowers” and each individually, a “Borrower”), PLAINS ALL AMERICAN PIPELINE, L.P., a Delaware limited partnership (“PAA”), as guarantor, BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, PAA, Administrative Agent and the L/C Issuers and Lenders party thereto entered into that certain Fourth Amended and Restated Credit Agreement dated as of August 20, 2021 (the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, the Borrowers, PAA, Administrative Agent, and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.      Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.      Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this First Amendment to Fourth Amended and Restated Credit Agreement.

“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1.      Credit Agreement. The Original Agreement (other than the signature pages, Annexes, Exhibits, Schedules thereto and the heading on the cover page thereto) is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked pages of the Credit Agreement attached as Annex A hereto.

§ 2.2.      Committed Loan Notice. Exhibit A to the Original Agreement is hereby amended in its entirety to read as set forth on Exhibit A attached hereto, which shall be deemed to be attached as Exhibit A to the Credit Agreement.

§ 2.3.      Swing Line Loan Notice. Exhibit B to the Original Agreement is hereby amended in its entirety to read as set forth on Exhibit B attached hereto, which shall be deemed to be attached as Exhibit B to the Credit Agreement.

§ 2.4.      Outstanding Eurocurrency Borrowings. Notwithstanding the amendments to the Original Agreement contemplated hereby, to the extent any Eurocurrency Rate Committed Loan (as such term is defined in the Original Agreement) is outstanding on the Amendment Effective Date, such Eurocurrency Rate Committed Loan shall continue to bear interest at the applicable Eurocurrency Rate (as defined in the Original Agreement) plus the Applicable Rate until the end of the Interest Period therefor, and the related provisions of the Original Agreement shall continue in effect solely with respect to such Eurocurrency Rate Committed Loans until such time for the limited purposes set forth in this section. If any such Eurocurrency Rate Committed Loan remains outstanding upon the expiration of the Interest Period applicable thereto, then such Eurocurrency Rate Committed Loan shall be converted, at the election of the Company, into Borrowings consisting of Base Rate Loans and/or Term SOFR Loans (with respect to Eurocurrency Rate Committed Loans denominated in Dollars) or Canadian Prime Rate Loans and/or Canadian Term Rate Loans (with respect to Eurocurrency Rate Committed Loans denominated in Canadian Dollars); provided, that if no election as to the Type of Borrowing is specified, the Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans (with respect to Loans denominated in Dollars) or Canadian Prime Rate Loans (with respect to Loans denominated in Canadian Dollars). On and after the Amendment Effective Date, no Loans may be continued as or converted into Eurocurrency Rate Loans, no new Eurocurrency Rate Loans may be requested by the Borrower, and no Lender shall advance any new Eurocurrency Rate Loans.

ARTICLE III. — Conditions of Effectiveness

§ 3.1.       Amendment Effective Date. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:

(a)           The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, if applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)            executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender, each Borrower and PAA;

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(ii)           such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

(b)           Any fees due Administrative Agent or any Lender, including any arrangement fees, agency fees and upfront fees, and any expenses incurred by Administrative Agent, in each case, as agreed in writing by the Company, required to be paid on or before the Amendment Effective Date shall have been paid.

(c)           The Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this § 3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide the Company with a copy of any such notice received by the Administrative Agent.

ARTICLE IV. — Representations and Warranties

§ 4.1.      Representations and Warranties of the Company. In order to induce Administrative Agent, L/C Issuers and Lenders to enter into this Amendment, the Company (and PMCULC, solely as to itself) represents and warrants to Administrative Agent, L/C Issuers and each Lender that:

(a)           The representations and warranties of (i) the Company (and PMCULC, solely as to itself) contained in Article V of the Credit Agreement and (ii) each Loan Party in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)           No Default has occurred and is continuing as of the Amendment Effective Date.

ARTICLE V. — Miscellaneous

§ 5.1.      Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Borrower and PAA. Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement. Upon and after the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, any L/C Issuer or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

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§ 5.2.       Ratification of PAA Guaranty and Collateral Documents. PAA, by its signature hereto, represents and warrants that PAA has no defense to the enforcement of the PAA Guaranty, and that according to its terms the PAA Guaranty will continue in full force and effect to guaranty each Borrower’s Obligations and the other amounts described in the PAA Guaranty following execution of this Amendment. Each Borrower, Administrative Agent, L/C Issuers and Lenders each acknowledges and agrees that any and all Obligations of such Borrower are secured indebtedness under, and are secured by, each and every Collateral Document with respect to the Collateral pledged thereunder by such Borrower. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Borrower described as Collateral in any Collateral Document.

§ 5.3.      Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.4.      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

§ 5.5.       Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.6.      ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PLAINS MARKETING, L.P., as a Borrower

By:	PLAINS GP LLC, its general partner

By:	/s/ Sharon S. Spurlin
Sharon S. Spurlin
Senior Vice President and Treasurer

PLAINS MIDSTREAM CANADA ULC, as a Borrower

By:	/s/ Sharon S. Spurlin
Sharon S. Spurlin
Senior Vice President and Treasurer

PLAINS ALL AMERICAN PIPELINE, L.P. as Guarantor

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC, its general partner

By:	/s/ Sharon S. Spurlin
Sharon S. Spurlin
Senior Vice President and Treasurer

S-1	PMLP 1st Amendment

bank of america, n.a., as Administrative Agent

By:	/s/ Melissa Mullis

Name:	Melissa Mullis

Title:	Vice President

S-2	PMLP 1st Amendment

bank of america, n.a., as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Megan Baqui

Name:	Megan Baqui

Title:	Director

S-3	PMLP 1st Amendment

CITIBANK, n.A., as a Lender and an L/C Issuer

By:	/s/ Maureen Maroney

Name:	Maureen Maroney

Title:	Vice President

S-4	PMLP 1st Amendment

JPMORGAN CHASE BANK, N.A., as a Lender and an L/C Issuer

By:	/s/ Stephanie Balette

Name:	Stephanie Balette

Title:	Authorized Officer

S-5	PMLP 1st Amendment

wells fargo bank, national association, as a Lender and an L/C Issuer

By:	/s/ Nathan Starr

Name:	Nathan Starr

Title:	Director

S-6	PMLP 1st Amendment

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger

Name:	Cara Younger

Title:	Managing Director

By:	/s/ Miriam Trautmann

Name:	Miriam Trautmann

Title:	Senior Vice President

S-7	PMLP 1st Amendment

BANK OF MONTREAL, as a Lender

By:	/s/ Jason Lang

Name:	Jason Lang

Title:	Director

S-8	PMLP 1st Amendment

BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi

Name:	Joe Lattanzi

Title:	Managing Director

S-9	PMLP 1st Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis

Title:	Director

S-10	PMLP 1st Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Scott W. Danvers

Name:	Scott W. Danvers

Title:	Authorized Signatory

By:	/s/ Trudy Nelson

Name:	Trudy Nelson

Title:	Authorized Signatory

S-11	PMLP 1st Amendment

COBANK ACB, as a Lender

By:	/s/ Monica Morton

Name:	Monica Morton

Title:	Executive Director

S-12	PMLP 1st Amendment

ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser

Name:	Juli Bieser

Title:	Managing Director

By:	/s/ Lauren Gutterman

Name:	Lauren Gutterman

Title:	Vice President

S-13	PMLP 1st Amendment

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks

Name:	Edward Sacks

Title:	Authorized Signatory

S-14	PMLP 1st Amendment

MUFG BANK, LTD., as a Lender

By:	/s/ Anastasiya Bykov

Name:	Anastasiya Bykov

Title:	Authorized Signatory

S-15	PMLP 1st Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich

Name:	Kyle T. Helfrich

Title:	Senior Vice President

S-16	PMLP 1st Amendment

REGIONS BANK, as a Lender

By:	/s/ David Valentine

Name:	David Valentine

Title:	Managing Director

S-17	PMLP 1st Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emilee Scott

Name:	Emilee Scott

Title:	Authorized Signatory

S-18	PMLP 1st Amendment

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Jeffrey Cobb

Name:	Jeffrey Cobb

Title:	Director

S-19	PMLP 1st Amendment

The TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Maria Macchiaroli

Name:	Maria Macchiaroli

Title:	Authorized Signatory

S-20	PMLP 1st Amendment

TRUIST BANK, as a Lender

By:	/s/ Lincoln LaCour

Name:	Lincoln LaCour

Title:	Vice President

S-21	PMLP 1st Amendment

U.s. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul V. Farrell

Name:	Paul V. Farrell

Title:	Vice President

S-22	PMLP 1st Amendment

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Sam Trail

Name:	Sam Trail

Title:	Senior Vice President

S-23	PMLP 1st Amendment

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King

Name:	Michael King

Title:	Authorized Signatory

S-24	PMLP 1st Amendment

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date: ___________, _____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of August 20, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Plains Marketing, L.P., a Texas limited partnership (the “Company”), Plains Midstream Canada ULC, a British Columbia unlimited liability company (“PMCULC” and, together with the Company, the “Borrowers”, and each, a “Borrower”), Plains All American Pipeline, L.P., a Delaware limited partnership, as guarantor, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as L/C Issuers, and the Lenders from time to time party thereto.

The undersigned hereby requests (select one):

☐ A Borrowing of Committed Loans

☐ A conversion or continuation of Committed Loans

1.             On                                                                                       (a Business Day).

2.             In the [principal amount of [$/C$]___________] [aggregate face amount of C$___________ of Canadian BA’s].

3.             Comprised of [Base Rate Loans] [Term SOFR/Canadian Term Rate Loans] [Borrowing of Canadian BA’s].

4.             For Term SOFR Loans: with an Interest Period of [one] [three] [six] [_____] [month[s]].

For Canadian Term Rate Loans: with an Interest Period of [one] [two] [three] [_____] [month[s]].

For Canadian BA’s: a maturity date of ____________, 20__.

[5.            If a conversion or continuation of Committed Loans, the existing Borrowing(s) of Committed Loans to be converted or continued:

Principal amount of [$/C$] ____________ of [Term SOFR/Canadian Term Rate] Loans with an Interest Period ending _________.

Exhibit A-1

Form of Committed Loan Notice

Principal amount of [$/C$] ____________ of Base Rate Loans.]

The Committed Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.

[BORROWER]

By:

Name:

Title:

Exhibit A-2

Form of Committed Loan Notice

EXHIBIT B

FORM OF swing line loan NOTICE

Date: ___________, _____

To:	Bank of America, N.A., as Swing Line Lender Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of August 20, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Plains Marketing, L.P., a Texas limited partnership (the “Company”), Plains Midstream Canada ULC, a British Columbia unlimited liability company (“PMCULC” and, together with the Company, the “Borrowers”, and each, a “Borrower”), Plains All American Pipeline, L.P., a Delaware limited partnership, as guarantor, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as L/C Issuers, and the Lenders from time to time party thereto.

The undersigned hereby requests a Swing Line Loan:

1.             On                                                                                   (a Business Day).

2.             In the principal amount of [$/C$]                       .

3.             Comprised of [Base Rate/Canadian Prime Rate/Term SOFR/Canadian Term Rate] Loans.

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

[BORROWER]

By:

Name:

Title:

Exhibit B

Form of Swing Line Loan Notice